UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2012

GTx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50549	62-1715807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Toyota Plaza 7th Floor Memphis, Tennessee 38103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (901) 523-9700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On February 21, 2012, GTx, Inc. issued a press release announcing that the U.S. Food and Drug Administration (FDA) notified the Company in a telephone call on Friday, February 17, 2012, that the agency has placed a clinical hold on the Company’s clinical trials evaluating Capesaris® (GTx-758) for primary (first line) androgen deprivation therapy for advanced prostate cancer and secondary (second line) hormonal treatment. A clinical hold is a notification issued by the FDA to the trial sponsor to delay a clinical trial or suspend an ongoing clinical trial. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release issued by GTx, Inc. dated February 21, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.

Date: February 21, 2012	By:	/s/ Henry P. Doggrell
Name: Henry P. Doggrell
Title: Vice President, General Counsel and Secretary